United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

                    March 15, 2023 (March 10, 2023)

Date of Report (Date of earliest event reported)

International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

           New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
Rights to Purchase Common Stock	N/A	New York Stock Exchange

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry Into a Material Definitive Agreement.

On March 10, 2023, International Seaways, Inc. (the “Company”) and certain of its subsidiaries, including International Seaways Operating Corporation (the “Borrower”), entered into an amendment (the “Amendment”) to that certain credit agreement dated as of May 20, 2022, as amended from time to time, initially comprising $750 million of secured term and revolving debt facilities among the Company, the Borrower, the subsidiary guarantors, Nordea Bank Abp, New York Branch (as administrative agent, collateral agent, security trustee and a lender) and the other lenders thereunder (such agreement, the “Credit Agreement”).

Pursuant to the Amendment, the Borrower (a) prepaid $97 million of the term loans under the Credit Agreement; (b) obtained a release of collateral vessel mortgages over 22 vessels (generally MR tankers) and their related shipowner subsidiary guarantors; (c) made certain other amendments to the Credit Agreement and ancillary documents, including amendments relating to certain hedging obligations related to the Credit Agreement and to repayment schedules; and (d) received from the lenders additional revolving credit commitments in an aggregate amount of $40 million, which additional commitments constitute an increase to, and are subject to the same terms and conditions as, the previously-existing revolving credit commitments. Following the effectiveness of the Amendment, the aggregate outstanding principal amount of the term loans under the Credit Agreement (as amended) was $366.3 million and the aggregate principal amount of the lenders’ revolving credit commitments was $257.4 million (none of which was outstanding).

The description of the Amendment set forth in this Item 1.01 is qualified in its entirety by reference to the full text thereof, a copy of which is filed as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

Exhibit No.	Description

10.1	First Amendment to Credit Agreement dated as of May 20, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: March 15, 2023	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement dated as of May 20, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)